Fees Summary	Mar. 01, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 21,562,500.00
Previously Paid Amount	0.00
Total Fee Amount	2,977.79
Total Offset Amount	1,690.22
Net Fee	$ 1,287.57